THIRD AMENDMENT TO FORBEARANCE AGREEMENT
This THIRD AMENDMENT TO FORBEARANCE AGREEMENT (this “Agreement”), dated as of October 19, 2018, is entered into by and among PetroQuest Energy, Inc., a Delaware corporation (the “Issuer”), the Subsidiaries of the Issuer that are parties hereto (the “Guarantors”) and the Holders (as defined below) that are parties hereto (each an “Initial Forbearing Holder” and collectively, the “Initial Forbearing Holders”).
PRELIMINARY STATEMENT
WHEREAS, the Initial Forbearing Holders are the beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners of a majority in aggregate principal amount outstanding of those 10.00% Second Lien Senior Secured PIK Notes due 2021 that are issued by the Issuer and governed by that certain Indenture dated as of September 27, 2016, by and among the Issuer, the Guarantors and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as collateral trustee (in such capacity, the “Collateral Trustee”) thereunder (such Indenture, as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”; such Notes, as amended, supplemented, amended and restated or otherwise modified from time to time, the “Notes”; and the holders of such Notes, the “Holders”), which Notes are secured by liens on the Collateral pursuant to the Security Documents;
WHEREAS, the Issuer, the Guarantors and the Initial Forbearing Holders entered into that certain Forbearance Agreement, dated as of September 14, 2018 (such Forbearance Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time, the “Forbearance Agreement”), with respect to the Indenture and the Notes;
WHEREAS, a Forbearance Default under the Credit Agreement Forbearance Agreement has occurred;
WHEREAS, as a result of such Forbearance Default under the Credit Agreement Forbearance Agreement, and notwithstanding the agreements under this Agreement, the Forbearance Agreement otherwise terminates in accordance with Section 3(a)(ii)(B) of the Forbearance Agreement;
WHEREAS, the Issuer and the Guarantors have requested that the Initial Forbearing Holders agree that the Forbearance Agreement did not terminate and remains in full force and effect, and the Initial Forbearing Holders have agreed that the Forbearance Agreement did not terminate and remains in full force and effect, subject to the terms and conditions set forth herein; and
WHEREAS, the Issuer, the Guarantors and the Initial Forbearing Holders desire to amend the Forbearance Agreement as set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
Section 1.Definitions. Capitalized terms used herein but not defined herein shall have the meanings given to them in the Indenture, the Notes and the Forbearance Agreement, as the context may require.
Section 2.    Amendment to Forbearance Agreement. Section 3(a)(i) of the Forbearance Agreement is hereby amended and restated to read as follows: “(i) 11:59 p.m. Eastern time on October 31, 2018;”.
Section 3.    Representations and Warranties.

(a)
Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Initial Forbearing Holders that the representations and warranties set forth in Section 4(a) of the Forbearance Agreement are true and correct on and as of the date hereof.

(b)
Representations and Warranties of the Initial Forbearing Holders. Each Initial Forbearing Holder hereby severally, and not jointly, represents and warrants to the Issuer and the Guarantors that the representations and warranties set forth in Section 4(b) of the Forbearance Agreement are true and correct on and as of the date hereof.

Section 4.    Forbearance Agreement Remains in Effect. The Issuer, the Guarantors and the Initial Forbearing Holders agree that notwithstanding (i) the occurrence of, and the subsequent cure and waiver of, a Forbearance Default under the Credit Agreement Forbearance Agreement and (ii) the requirements of Section 3(a)(ii)(B) of the Forbearance Agreement, (x) no Forbearance Termination Date occurred at any time under the Forbearance Agreement and (y) the Forbearance Agreement did not terminate at any time and remains at all times in full force and effect.
Section 5.    Miscellaneous. The provisions of Sections 6 through 14 of the Forbearance Agreement are incorporated herein by reference as though such provisions were fully set forth verbatim herein and shall apply to this Agreement mutatis mutandis.

[**Signature Pages Follow**]

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.
PETROQUEST ENERGY, INC.

By:    /s/ J. Bond Clement
Name: J. Bond Clement
Title: Executive Vice President, Chief Financial
Officer and Treasurer

PETROQUEST ENERGY, L.L.C.

By:    /s/ J. Bond Clement
Name: J. Bond Clement
Title: Executive Vice President, Chief Financial
Officer and Treasurer

TDC ENERGY LLC

By:    /s/ J. Bond Clement
Name: J. Bond Clement
Title: Executive Vice President, Chief Financial
Officer and Treasurer

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP

By:    /s/ Eric Soderlund
Name:    Eric Soderlund
Title:    Authorized Signatory

CORRE OPPORTUNITIES II MASTER FUND, LP

By:    /s/ Eric Soderlund
Name:    Eric Soderlund
Title:    Authorized Signatory

CORRE HORIZON INTERIM FUND LLC

By:    /s/ Eric Soderlund
Name:    Eric Soderlund
Title:    Authorized Signatory

MACKAY SHIELDS LLC, an investment subadvisor to the funds denoted on Schedule B to the Forbearance Agreement

By:    /s/ Andrew Susser
Name: Andrew Susser
Title: Executive Managing Director